UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report:  June 24, 2021

(Date of earliest event reported)

THE KROGER CO.

(Exact name of registrant as specified in its charter)

Ohio	No. 1-303	31-0345740
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1014 Vine Street

Cincinnati, OH 45202

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (513) 762-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $1 par value	KR	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 24, 2021, The Kroger Co. (NYSE:KR) (the “Company”) held its 2021 Annual Meeting of Shareholders (the “Annual Meeting”). At the close of business on April 26, 2021, the record date for determination of shareholders entitled to vote at the Annual Meeting, there were 757,100,868 common shares of the Company issued and outstanding. At the Annual Meeting, the shareholders elected ten directors to serve until the annual meeting in 2022, or until their successors have been elected and qualified; approved the Company’s executive compensation on an advisory basis; ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent auditor for fiscal year 2021; and rejected a shareholder proposal to issue a report assessing the environmental impacts of continuing to use plastic packaging.

The final results are as follows:

Director Election Proposal	For	Against	Abstain	Broker Non-Votes
Nora A. Aufreiter	566,447,992	8,496,860	3,557,987	64,925,832
Kevin M. Brown	567,802,204	7,099,098	3,601,537	64,925,832
Anne Gates	563,136,808	11,825,834	3,540,197	64,925,832
Karen M. Hoguet	566,634,111	8,263,637	3,605,091	64,925,832
W. Rodney McMullen	521,730,424	48,549,165	8,223,250	64,925,832
Clyde R. Moore	529,768,879	45,144,356	3,589,604	64,925,832
Ronald L. Sargent	530,780,005	43,248,012	4,474,822	64,925,832
J. Amanda Sourry Knox (Amanda Sourry)	561,544,841	9,269,951	3,436,196	64,925,832
Mark S. Sutton	560,846,370	14,062,872	3,593,597	64,925,832
Ashok Vemuri	566,034,979	8,800,762	3,667,098	64,925,832

Other Proposals	For	Against	Abstain	Broker Non-Votes
Advisory vote approving executive compensation	516,322,046	59,451,113	2,729,680	64,925,832
Ratification of PricewaterhouseCoopers LLP as independent auditor for fiscal year 2021	600,398,970	41,987,109	1,042,592	64,925,832
Recyclability of packaging	260,935,681	311,841,394	5,725,764	64,925,832

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE KROGER CO.

June 25, 2021	By:	/s/ Christine S. Wheatley
Christine S. Wheatley
Group Vice President, Secretary and General Counsel